Supplement to Notice of Annual Meeting of Stockholders and Proxy Statement

Dated June 27, 2007

Annual Meeting of Stockholders

This Supplement provides updated information with respect to the 2007 Annual Meeting of Stockholders of Dividend Capital Total Realty Trust Inc. (the “Annual Meeting”) originally convened on June 21, 2007 and adjourned to August 16, 2007 at 2 p.m. local time at The Westin Tabor Center, Augusta Conference Room, 1672 Lawrence Street, Denver, CO 80202, for the purposes set forth in the Notice of Annual Meeting of Stockholders dated May 7, 2007 (the “Notice”).  No business was transacted on June 21, 2007 prior to the Annual Meeting being adjourned due to the fact that a quorum was not present.

The Notice, Proxy Statement dated May 7, 2007 (the “Proxy Statement”) and proxy card were mailed on or about May 7, 2007 to all stockholders of record at the close of business on April 25, 2007 (the “Record Date”), which are the stockholders entitled to vote at the Annual Meeting.  The same Record Date remains in effect for determining stockholders entitled to vote at the reconvened Annual Meeting and this Supplement is being mailed on or about June 27, 2007 to all stockholders entitled to vote at the reconvened Annual Meeting.  Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate.  This Supplement should be read in conjunction with the Proxy Statement.

Change in Candidates Nominated by the Board of Directors for Election as Directors at the Meeting

On June 27, 2007, we announced that Mr. Marc J. Warren resigned as a member of the Board of Directors and President to pursue other endeavors. In connection with his resignation he also informed the Board of Directors that he would not stand for reelection at the reconvened Annual Meeting.  Accordingly, your Board of Directors has authorized a revised slate of nominees for election to the Company’s Board of Directors at the Annual Meeting.  As discussed further below, the revised list of nominees approved by the Board of Directors comprises each of the current Directors other than Mr. Warren.  Further information on the remaining four nominees is provided below and in the Proxy Statement.

This Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement other than the election of directors.

Voting; Revocability of Proxies

If you have already returned your proxy card, you do not need to submit a new form unless you wish to change your vote.  Proxy cards already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked.  Shares represented by proxy cards returned before the Annual Meeting will be voted for the nominees of the Board of Directors as instructed on the proxy card, except that votes will not be cast for Mr. Warren because he is no longer nominated by the Board of Directors.

If you have not yet returned your proxy card, please vote as soon as possible.  You may use the proxy card enclosed with this Supplement, which reflects the revised nominees of the Board of Directors.  Stockholders may revoke any previously delivered proxy at any time before it is voted at the Annual Meeting by sending a written revocation, by submitting another proxy card with a later date, or by attending the Annual Meeting and voting in person.

Election of Directors

Agenda Item 1 for the Annual Meeting consists of the election of Directors, to serve for a one-year term that expires at the Annual Meeting in 2008, and/or until their successors are duly elected and qualify.  The candidates nominated by the Board of Directors consist of all of the nominees identified in the Proxy Statement, with the exception of Mr. Marc J. Warren.  Because Mr. Warren is no longer nominated to serve as a Director, shares represented by proxy cards received by the Company will be voted for the remaining four nominees as instructed on the proxy card and will not be voted for Mr. Warren.  The following are the Board of Directors’ nominees for election as Directors:

Name

John A. Blumberg

Charles B. Duke

Daniel J. Sullivan

John P. Woodberry

Biographical information with respect to all nominees and share ownership information with respect to all nominees are set forth in the Proxy Statement under the captions “Information Concerning Directors and the Director Nominees” and “Security Ownership of Management and Certain Beneficial Owners.”

Other Matters

None of the other agenda items presented in the Proxy Statement is affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares.  The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the Notice and Proxy Statement, as amended and supplemented by this Supplement.  If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their discretion on each of such matters.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Blumberg	Denver, Colorado
Chairman of the Board of Directors	June 27, 2007

YOUR VOTE IS IMPORTANT AUTHORIZE YOUR PROXY BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET			TELEPHONE	MAIL

https://www.proxypush.com/trt			1-866-509-1049
• Go to the Web site address listed			• Use any touch-tone telephone.	• Mark, sign and date your proxy card.
above.	OR		OR
			• Have your proxy card ready.	• Detach your proxy card.
• Have your proxy card ready.			• Follow the simple recorded	• Return your proxy card in the
• Follow the simple instructions that			instructions.	postage-paid envelope provided.
appear on your computer screen.

Internet and telephone proxy authorizations must be received by 5:00 p.m., Eastern Time on August 15, 2007 in order for your votes to be certified in the final tabulation. In the event that the Meeting is adjourned, internet and telephone proxy authorizations must be received by 5:00 p.m., Eastern Time on the business day before the Meeting is resumed.

DETACH PROXY CARD HERE IF YOU ARE NOT AUTHORIZING YOUR PROXY BY TELEPHONE OR INTERNET

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

1.  Election of directors to serve on the Board of Directors of Dividend Capital Total Realty Trust Inc. (the “Company”) until the 2008 annual meeting of stockholders and/or until their successors are duly elected and qualify.

			3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

FOR all nominees listed below ☒	WITHHOLD AUTHORITY to vote for all nominees listed below ☒	*EXCEPTIONS ☒	4. To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Nominees: 01 - John A. Blumberg, 02 - Director Withdrawn, 03 - Charles B. Duke, 04 - Daniel J. Sullivan and 05 - John P. Woodberry

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” all nominees listed in Proposal 1 and “FOR” Proposals 2 and 3. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

The undersigned hereby acknowledges receipt of the Company’s Annual Report to Stockholders for fiscal year ended December 31, 2006 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

*Exceptions			SCAN LINE (FPO)

2. Approval of limited amendments to the Company’s Charter which will cause the Charter to conform with certain guidelines under state securities laws.			FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in authorization name by authorized person.

			Date Share Owner sign here	Joint Owner sign here

FORM OF PROXY CARD
DIVIDEND CAPITAL TOTAL REALTY TRUST INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ADJOURNED TO AUGUST 16, 2007

The undersigned stockholder of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), hereby appoints Troy J.Bloom and James R. Giuliano III, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company originally held on June 21, 2007 and adjourned to August 16, 2007 at 2 p.m. MST at The Westin Tabor Center, Augusta Conference Room, 1672 Lawrence Street, Denver, CO 80202 and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would have if personally present thereat.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” all nominees listed in Proposal 1 and “FOR” Proposals 2 and 3. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued, and to be signed and dated on reverse side.)

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.
Change of Address and/or Comments, mark here.	☐	P.O. BOX 11001
NEW YORK, N.Y. 10203-0001